UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 9, 2024

INNOVATE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 Madison Ave, 12th Fl
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 235-2691

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VATE	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01. Other Events.
On April 9, 2024, INNOVATE Corp. (the “Company”) extended the expiration date of its previously announced $19.0 million common stock rights offering (the “Rights Offering”) to 5:00 p.m. Eastern Time on April 19, 2024. The Rights Offering was initially scheduled to expire at 5:00 p.m. Eastern Time on March 25, 2024 and the expiration date was previously extended until 5:00 p.m. Eastern Time on April 9, 2024. This further extension will allow stockholders and noteholders who are entitled to participate in the Rights Offering (holders of record of the Company’s common stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock and 2026 Convertible Notes as of 5:00 p.m. Eastern Time on March 6, 2024) additional time to participate.

A copy of the press release announcing the extension of the Rights Offering is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Rights Offering is being made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-274760) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on September 29, 2023, the prospectus forming a part of the Registration Statement and the prospectus supplement relating to the Rights Offering originally filed with the SEC on March 8, 2024, as amended on March 23, 2024 and April 9, 2024.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the rights offering, the timing thereof, the Company’s ability to complete the rights offering on the expected terms or at all, and other information and statements that are not historical fact. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. All forward-looking statements speak only as of the date of this Current Report, and unless legally required, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to the Company’s filings with the SEC, including its most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, for additional information about the risks and uncertainties related to the Company’s business that may affect the forward-looking statements made in this Current Report.

Not a Solicitation

This Current Report does not constitute an offer to sell or a solicitation of an offer to buy the securities described above, and shall not constitute an offer, solicitation or sale, nor shall there be any sale of such securities of the Company in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
23.1	Press Release dated April 9, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2024

INNOVATE Corp. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer